Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned of Sovran Self Storage, Inc. (the “Company”) does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1)	The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2014

/S/ David L. Rogers
David L. Rogers Chief Executive Officer

/S/ Andrew J. Gregoire
Andrew J. Gregoire Chief Financial Officer